UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/12/2010

Dynavax Technologies Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Seventh Street, Suite 100
Berkeley, CA 94710-2753
(Address of principal executive offices, including zip code)

(510) 848-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On March 12, 2010, Dynavax Technologies Corporation ("Dynavax") and Merck Sharp & Dohme Corp. f/k/a Merck & Co., Inc. ("Merck"), entered into a Settlement Agreement under which the parties both agreed that Merck's delivery of a $4 million payment to Dynavax fully, finally and irrevocably satisfies Merck's contractual obligation to reimburse Dynavax for the costs of (a) the Wind Down Activities during the Wind Down Period and (b) any activities conducted by or on behalf of Dynavax under the Development Program pursuant to the License Agreement between Dynavax and Merck dated October 31, 2007 ("License Agreement") or pursuant to the Manufacturing Agreement between Dynavax and Merck dated October 31, 2007 ("Manufacturing Agreement"), including without limitation Merck's obligations under the License Agreement or the Manufacturing Agreement.

Item 2.02.    Results of Operations and Financial Condition

On March 16, 2010, Dynavax issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2009. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information with respect to item 2.02 in this current report and its accompanying exhibit shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this current report and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Dynavax, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01.    Other Events

On March 15, 2010, Dynavax issued a press release titled "Dynavax and Merck Agree on Final Reimbursements." A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

On March 16, 2010, Dynavax issued a press release titled "Dynavax Anticipates Earlier BLA Submission for HEPLISAV(TM)." A copy of the press release is attached as Exhibit 99.2 to this current report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibit
Exhibit No.        Description
10.51        Settlement Agreement, dated as of March 12, 2010 between Dynavax Technologies Corporation and Merck Sharp & Dohme Corp. f/k/a Merck & Co., Inc.

99.1        Press Release, dated March 15, 2010, titled "Dynavax and Merck Agree on Final Reimbursements"

99.2        Press Release, dated March 16, 2010, titled "Dynavax Anticipates Earlier BLA Submission for HEPLISAV(TM)"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: March 16, 2010	By:	/s/ Michael S. Ostrach
Michael S. Ostrach
Vice President

EXHIBIT INDEX

Exhibit No.	Description
EX-10.51	Settlement Agreement, dated as of March 12, 2010 between Dynavax Technologies Corporation and Merck Sharp & Dohme Corp. f/k/a Merck & Co., Inc.
EX-99.1	Press Release, dated March 15, 2010, titled "Dynavax and Merck Agree on Final Reimbursements"
EX-99.2	Press Release, dated March 16, 2010, titled "Dynavax Anticipates Earlier BLA Submission for HEPLISAVTM"